SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.
                    ----------------------------------------


                                   FORM 8-K/A
                               Amendment No. 2 to

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 21, 1998



                         ELLIGENT CONSULTING GROUP, INC.
             [Exact Name of Registrant as specified in its Charter]




         Nevada                   33-14576-D                 87-0453842
[State or Other Jurisdiction  [Commission File No.]        [IRS Employer
    of Incorporation]                                     Identification No.]




           152 West 57th Street,  40th Floor,  New York, New York 10019
               [Address of principal executive offices; ZIP Code]




        Registrant's Telephone No., including Area Code:  (212) 765-2915


                                      N/A
            (Former name or Former Address, if changed since last report)

Item 7.  Financial Statements

                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders and Board of Directors of Patra Capital Ltd.
  New York, New York


            We have audited the accompanying balance sheet of Patra Capital Ltd. as of July 31, 1998, and the related statements of operations, stockholders' deficit, and cash flows for the seven months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

            We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

            In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Patra Capital Ltd. as of July 31, 1998, and the results of its operations and its cash flows for the seven months then ended in conformity with generally accepted accounting principles.








                                          MOORE STEPHENS, P. C.
                                         Certified Public Accountants.

Cranford, New Jersey
November 25, 1998

PATRA CAPITAL LTD.
------------------------------------------------------------------------------


BALANCE SHEET AS OF JULY 31, 1998.
------------------------------------------------------------------------------




Assets:
Current Assets:
  Deferred Income Taxes                                           $   102,000
  Due from Related Party                                               13,198
                                                                  -----------

  Total Current Assets                                                115,198

Equipment - Net                                                        30,475
                                                                  -----------

Other Assets:
  Deferred Costs                                                      159,447
  Security Deposit                                                     59,689

  Total Other Assets                                                  219,136

  Total Assets                                                    $   364,809
                                                                  ===========

Liabilities and Stockholders' Deficit:
Current Liabilities:
  Accounts Payable                                                $   165,034
  Accrued Consulting Fees - Related Parties                            98,000
  Accrued Consulting Fees                                              25,000
  Due to Related Party                                                229,186
                                                                  -----------

  Total Current Liabilities                                           517,220

Long-Term Liability:
  Due to Stockholder                                                      702

  Total Liabilities                                                   517,922

Commitments and Contingencies                                              --

Stockholders' Deficit:
  Common Stock, $1.00 Par Value, 1,000 Shares
   Authorized, Issued and Outstanding                                   1,000

  Accumulated Deficit                                                (153,113)

  Stock Subscription                                                   (1,000)

  Total Stockholders' Deficit                                        (153,113)

  Total Liabilities and Stockholders' Deficit                     $   364,809
                                                                  ===========



See Notes to Financial Statements.

PATRA CAPITAL LTD.
------------------------------------------------------------------------------


STATEMENT OF OPERATIONS FOR THE SEVEN MONTHS ENDED JULY 31, 1998.
------------------------------------------------------------------------------




Revenue                                                             $        --

Operating Expenses - Allocated by Related Parties                       255,113
                                                                    -----------

  Operating Loss                                                       (255,113)

  Loss Before Income Taxes                                             (255,113)

Income Taxes [Benefit]                                                 (102,000)

  Net Loss                                                          $  (153,113)
                                                                    ===========



See Notes to Financial Statements.

PATRA CAPITAL LTD.
------------------------------------------------------------------------------


STATEMENT OF STOCKHOLDERS' DEFICIT
------------------------------------------------------------------------------




                                                                            Total
                               Common Stock       Accumulated   Stock    Stockholders'
                              Shares    Amount     Deficit  Subscription   Deficit

Common Stock Issued
  January 1998                 1,000 $    1,000 $        -- $     (1,000)$       --

Net Loss for the Seven
  Months Ended July 31, 1998      --         --    (153,113)          --   (153,113)
                             ------- ---------- ----------- ------------ ----------

  Balance - July 31, 1998      1,000 $    1,000 $  (153,113)$     (1,000)$ (153,113)
                             ======= ========== =========== ============ ==========





See Notes to Financial Statements.

PATRA CAPITAL LTD.
------------------------------------------------------------------------------


STATEMENT OF CASH FLOWS FOR THE SEVEN MONTHS ENDED JULY 31, 1998.
------------------------------------------------------------------------------



Operating Activities:
  Net Loss                                                         $  (153,113)
                                                                   -----------
  Adjustments to Reconcile Net Loss to Net Cash
   Provided by Operating Activities:
   Depreciation                                                          5,219
   Deferred Income Taxes                                              (102,000)

  Changes in Assets and Liabilities:
   [Increase] Decrease in:
     Due from Related Party                                            (13,198)

   Increase [Decrease] in:
     Accounts Payable                                                   28,034
     Accrued Consulting Fees - Related Parties                          98,000
     Accrued Consulting Fees                                            25,000
     Due to Related Party                                              111,356
     Due to Stockholders                                                   702
                                                                   -----------

   Total Adjustments                                                  (153,113)

  Net Cash - Operating Activities                                           --
                                                                   -----------

  Net Increase in Cash                                                      --

Cash - Beginning of Period                                                  --
                                                                   -----------

  Cash - End of Period                                             $        --
                                                                   ===========

Supplemental Disclosures of Cash Flow Information:
  Cash paid during the period for:
   Interest                                                        $        --
   Income Taxes                                                    $        --

Supplemental Schedule of Non-Cash Investing and Financing Activities:
  In January 1998, the Company issued 1,000 shares of common stock at par value and recorded a stock subscription receivable.

  During the seven months ended July 31, 1998, the Company acquired furniture and fixtures for $35,694 and recognized deposits on operating leases of $59,689. The Company recorded a corresponding intercompany payable for a total of $95,383 for these payments made by an affiliated company on the Company's behalf.

  The Company recorded deferred costs of $159,447 for accounting and legal fees, of which $137,000 is recorded as accounts payable and $22,447 as due to related party.




See Notes to Financial Statements.

PATRA CAPITAL LTD.
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------


[1] Organization and Business

Patra Capital Ltd. ["Patra" or the "Company"] was incorporated on December 17, 1997, and is principally engaged in investing in companies involved in the information technology services industry [See Note 9].

[2] Summary of Significant Accounting Policies

[A] Equipment and Depreciation - Equipment is stated at cost, less accumulated depreciation. Depreciation is computed principally by the straight-line method and is based on the estimated useful lives of the various assets ranging from three to five years. When assets are sold or retired, the cost and accumulated depreciation are removed from the accounts and any gain or loss is included in operations.

[B] Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

[C] Income Taxes - Income taxes are provided based upon the provisions of Statement of Financial Accounting Standards ["SFAS"] No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

[D] Economic Dependence - Patra does not maintain a bank account and has no cash or investments in marketable securities. As of July 31, 1998, Patra has relied on related parties to pay all of its obligations.

[3] Equipment and Depreciation

Equipment and accumulated depreciation as of July 31, 1998, are as follows:

Equipment                                      $   13,558
Furniture and Fixtures                             22,136
                                               ----------

Total                                              35,694
Less: Accumulated Depreciation                      5,219

  Equipment - Net                              $   30,475
  ---------------                              ==========

Depreciation expense for the seven months ended July 31, 1998, was $5,219.

[4] Deferred Costs

Deferred costs consist of legal and accounting fees incurred in relation to the acquisition of Conversion Services International, Inc. ["CSI"] [See Note 9].

[5] Related Party Transactions

The amount due from related party of $13,198 at July 31, 1998, consists of the monthly allocation of operating expenses between the Company and a related company whose stockholders are the same as those of Patra. The amounts have no stated terms of repayment and are non-interest bearing.

Accrued consulting fees - related party of $98,000 at July 31, 1998, were incurred in the start-up of Patra and are due to a stockholder and his wife.

PATRA CAPITAL LTD.
NOTES TO FINANCIAL STATEMENTS, Sheet #2
------------------------------------------------------------------------------



[5] Related Party Transactions [Continued]

For the seven months ended July 31, 1998, Patra was allocated $5,431 of rent expense for other office space from a related company, one of the stockholders of which is a stockholder of the Company.

The amount due to related party of $229,186 at July 31, 1998, consists of operating expenses allocated to the Company by a related company, whose owner is a stockholder of Patra. The loan has no stated terms of repayment and are non-interest bearing.

The amount due to stockholder of $702 at July 31, 1998, consists of operating expenses paid on behalf of Patra. The loan has no stated terms of repayment and is non-interest bearing.

All of the Company's operating expenses were allocated by related companies.

[6] Commitments and Contingencies

The Company occupies office space, which is leased by a related company, of which one of the stockholders is a stockholder of the Company, under an operating lease which expires in April of 2002. Approximately 73% of the cost of the lease is allocated to the Company. The Company's rent expense for the seven months ended July 31, 1998, amounted to $19,695.

Total minimum annual rentals under the lease are as follows:

Year Ended
   July 31,
   1999                                        $  119,379
   2000                                           119,379
   2001                                           119,379
   2002                                            89,534
                                               ----------

     Total                                     $  447,671
     -----                                     ==========

[7] Income Taxes

Deferred taxes and the income tax benefit consist of the following:

Deferred Taxes:
  Federal                                                $    79,000
  State                                                       23,000
                                                         -----------

  Income Tax Benefit                                     $   102,000
  ------------------                                     ===========

The tax effect of significant items comprising the Company's deferred tax asset at July 31, 1998, are as follows:

Net Operating Loss Carryforward                          $    62,800
Deductibility of Accrued Expenses                             39,200
                                                         -----------

  Deferred Tax Asset                                     $   102,000
  ------------------                                     ===========

The Company's has recorded a deferred tax asset of $102,000 at July 31, 1998. The realization of the deferred tax asset is dependent on the Company generating sufficient taxable income in future years. Although realization is not assured, management believes it is more likely than not that all of the deferred tax asset will be realized. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income are reduced.

PATRA CAPITAL LTD.
NOTES TO FINANCIAL STATEMENTS, Sheet #3
------------------------------------------------------------------------------



[7] Income Taxes [Continued]

The net operating loss carryforward of approximately $157,000 expires in 2013.

A reconciliation of income tax at the statutory rate to the Company's effective rate is as follows:

Computed at the Statutory Rate                                   34%
State Income Tax - Net of Federal Tax Benefit                     6%

  Income Tax Expense - Effective Rate                            40%
  -----------------------------------                    ===========

[8] New Authoritative Pronouncements

The Financial Accounting Standard Board ["FASB"] has issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. SFAS No. 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and how it its designated, for example, gain or losses related to changes in the fair value of a derivative not designated as a hedging instrument is recognized in earnings in the period of the change, while certain types of hedges may be initially reported as a component of other comprehensive income [outside earnings] until the consummation of the underlying transaction.

SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. Initial application of SFAS No. 133 should be as of the beginning of a fiscal quarter; on that date, hedging relationships must be designated anew and documented pursuant to the provisions of SFAS No. 133. Earlier application of all of the provisions of SFAS No. 133 is encouraged, but it is permitted only as of the beginning of any fiscal quarter. SFAS No. 133 is not to be applied retroactively to financial statements of prior periods. The Company does not currently have any derivative instruments and is not currently engaged in any hedging activities.

[9] Subsequent Events

Patra entered into an agreement and plan of merger with Patra Acquisition, Inc. and Elligent Consulting Group, Inc. ["Elligent"] as of August 26, 1998, whereby all of Patra's common stock was exchanged for 12,950,000 shares of common stock in Elligent. Upon the closing on September 3, 1998, Patra Acquisition, Inc., a wholly-owned subsidiary of Elligent, merged into Patra.

Patra entered into a plan and agreement of merger with Conversion Services International, Inc. ["CSI"] as of August 1, 1998, whereby all of the CSI's common stock was sold to Patra in exchange for cash, notes payable and restricted common stock of Elligent Consulting Group, Inc. [a publicly-held company], the parent company of Patra. Upon the closing on September 21, 1998, CSI merged into Patra and Patra changed its name to Conversion Services International, Inc.

PATRA CAPITAL LTD.
NOTES TO FINANCIAL STATEMENTS, Sheet #4
------------------------------------------------------------------------------




[10] Financial Instruments

Generally accepted accounting principles require disclosing the fair value of financial instruments to the extent practicable for financial instruments which are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

For accounts payable, accrued expenses, and amounts due from/to related party, it was assumed that the carrying amount approximated fair value because of the short maturities of these instruments. The fair value of due to stockholder is estimated based on rates at which the Company could borrow funds with similar remaining maturities which approximates its carrying value.





                        .   .   .   .   .   .   .   .   .

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         ELLIGENT CONSULTING GROUP, INC.

Dated:   December 7, 1998               By: /s/ Edwin T. Brondo
                                           ------------------------------------
                                               Edwin T. Brondo
                                               Chief Financial Officer